SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                     PURSUANT TO SECTION 12,13 OR 15(d) OF THE
                          SECURTIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  December 31, 1997




                         WALDEN RESIDENTIAL PROPERTIES,INC.
                                    401(k)PLAN
              (Exact name of Registrant as specified in its Charter)

         MARYLAND	                  1-12592			         75-2506197
 (State of other jurisdiction		    (Commission   (I.R.S. Employer
incorporation or organization)    file number)    Indentification Number)


                                5080 Spectrum Drive
                                  Suite 1000 E
                              Dallas, Texas 75248
                      (Address of principal executive offices)



        Registrant's telephone number, including area code:  (972) 788-0510





                                 Not Applicable
            (Former name or former address, if changed since last report)




EXPLANATORY NOTE


Walden Residential Properties, Inc. 401(K) Plan has changed the plan year from a twelve month period ended September 30 to a calendar year. This Form 8K is being filed for the short period from October 1, 1997 to December 31, 1997 pursuant to the plan year change.

The data presented on the following pages represents unaudited financial information for the three months ended December 31, 1997 and audited financial information for the year ended September 30, 1997. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the financial position and changes in net assets of the 401(K) Plan as of and for the three month period ended
December 31, 1997 have been made.



                    WALDEN RESIDENTIAL PROPERTIES, INC. 401(k) PLAN (FORMERLY WDN MANAGEMENT COMPANY 401(k) PLAN)

                   STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                                  DECEMBER 31, 1997

                          Supplemental Information by Fund
                         ------------------------------------------------------------------------------------------------
                                                                High Yield
	                        Money	    Capital 			                  Corporate   Total             Walden Participant Total
	                        Market 	Appreciation	Convertible Value 	  Bond 	   Return Government	Stock	    Loans   Plan
                         ------------------------------------------------------------------------------------------------
ASSETS

Investments at fair value:
Walden Residential
  Properties, Inc.
  common stock	          $     -- $      -- $     -- $      --  	  $  --   	$  --  $     -- $198,856    $    -- $  198,856

Mutual Fund 	              54,266   550,349    2,800   319,416 	  56,986   70,125    89,607 	     --         --	 1,143,549
Employee loans	                --        --       --        --        --       --       --        --     33,346     33,346
                         --------  -------- -------- ---------  -------- --------   ------- --------    ------- ----------
   Total investments	      54,266  	550,349   	2,800   319,416    56,986   70,125    89,607  198,856     33,346  1,375,751

Cash 	                         --        --       --        --        --       --        --   17,774         --	    17,774
Contributions
 receivable - employer     	 4,348    31,258      --     17,796    5,360    4,181     3,822   10,421         --     77,186
Contributions
 receivable - employee	      4,160    38,129      --     21,511    5,888    4,587     4,566       80         --	    78,921
                         --------- --------- -------  --------- -------- -------- --------- ---------     -----   --------
NET ASSETS
 AVAILABLE FOR BENEFITS   $ 62,774 $ 619,736	$ 2,800 $  358,723 $ 68,234 $ 78,893 $  97,995 $227,131 $   33,346 $1,549,632
                          ======== ========= ======= ========== ======== ======== ========= ======== ========== ==========



              WALDEN RESIDENTIAL PROPERTIES, INC. 401(k) PLAN
               (FORMERLY WDN MANAGEMENT COMPANY 401(k) PLAN)

               STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                               SEPTEMBER 30, 1997

                                      Supplemental Information by Fund
                             ---------------------------------------------------------------------------------------------
				                                                            High Yield
	                            Money	  Capital			                 Corporate Total 		          Walden 	Participant Total
	                            Market Appreciation Convertible	Value Bond  Return   Government Stock      Loans   Plan
                            ----------------------------------------------------------------------------------------------

ASSETS

Investments at fair value:
  Walden Residential
  Properties, Inc.
  common stock	              $    --$     --  $    --  $    --   $    -- $    --  $     -- $156,104     $    -- $ 156,104

Mutual Funds	                 26,943  475,954   33,705 277,306    40,993  50,778    73,940       --          --   979,619
Employee loan	                    --       --       --      --        --      --        --       --      19,101    19,101
                              ------ -------- -------- -------  -------- ------- --------- --------  ---------- ---------
Total investments	            26,943  475,954  	33,705 277,306    40,993 50,778     73,940  156,104      19,101 1,154,824

Cash	                             --       --       --      --        --      --        --    1,223          --     1,223
Employer's contributions
  receivable	                     --   44,274    2,880  30,367     5,848  5,177     10,157   25,293          --   123,996
                            -------- -------- -------- -------  -------- -------  -------- -------- ----------- ---------
NET ASSETS
  AVAILABLE FOR
  BENEFITS	                 $ 26,943	$520,228	$ 36,585 $307,673 $ 46,841 $55,955 $  84,097$ 182,620 $   19,101 $1,280,043
                            ======== ======== ======== ======== ======== ======= ========= ======== ========== ==========

                      WALDEN RESIDENTIAL PROPERTIES, INC. 401(k) PLAN
                        (FORMERLY WDN MANAGEMENT COMPANY 401(k) PLAN)

               STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                               THREE MONTHS ENDED DECEMBER 31, 1997

                                      Supplemental Information by Fund
                                   -------------------------------------------------------------------------------------------
                                                                                                 High Yield
                                    Money    Capital                   Corporate Total 	           Walden   Participant Total
                                   	Market	Appreciation Convertible Value Bond Return   Government Stock     Loans Plan
                                   -------------------------------------------------------------------------------------------
Investment income:
Net appreciation (depreciation)
	in fair value of Investments	      $  --   $(21,471)$(3,696) $(30,092)$(3,374)$(5,245)  $ 1,147  $ 6,775    $  --  $(55,956)
Dividend income                       221     18,796   2,118    35,267   3,406   5,459    1,402 	  3,855       --    70,524
                                    -----   --------- ------    ------  ------ -------  ------- --------   ------ ---------
                                      221     (2,675) (1,578)    5,175      32     214    2,549   10,630       --    14,568

Employer contributions	              4,348    31,258    	 --    17,795   5,361   4,181    3,822   10,421	      --    77,186
Employee contributions	             10,644    95,223   2,462    52,381  16,390  11,543   10,307   32,994	      --   231,944
                                    ------  -------- -------   -------  ------  ------  ------- --------    -----  --------
    Total additions                 15,213   123,806     884    75,351  21,783  15,938   16,678   54,045       --   323,698

Insurance premium payments	         (1,150)       --      --        --      --     --       --       -- 	      --    (1,150)
Benefits paid to participants	      (4,005)  (16,713) (6,602)  (14,863)   (207)  (205)  (1,032)  (9,332) 	     --   (52,959)
		              	           	      --------  --------- ------   ------  ------ -------  ------- --------  ------- ---------
Total deductions	                   (5,155)  (16,713)	(6,602)  (14,863)   (207)  (205)  (1,032)  (9,332)		     --   (54,109)

Loans to participants	              (1,119)   (9,503)     --   ( 5,577)   (198)  (618)  (1,785)      -- 	  18,800        --
Employee loan payments	              3,447       429      --      312       15     --      133      219 	  (4,555)       --
Transfers from (to) other funds     23,445     1,489 (28,067)   (4,173)     --  7,823     (96)     (421) 	     --        --
                                  -------- --------- --------  -------   -----  ----- ------- ----------  -------   -------
  Net increase (decrease)           35,831    99,508 (33,785)	  51,050  21,393 22,938  13,898    44,511 	  14,245   269,589

    NET ASSETS
AVAILABLE FOR
BENEFITS:
    BEGINNING OF PERIOD 	           26,943   520,228   36,585 	307,673  46,841 55,955  84,097   182,620 	  19,101 1,280,043
                                 --------- --------- -------- --------  ------ ------ ------- ---------  --------  --------
    END OF YEAR                    $62,774 $ 619,736	$  2,800 $358,723 $68,234$78,893 $97,995 $ 227,131 	$ 33,346$1,549,632
                                   ======= ========= ======== ======== =======  ===== ======= ========= ========= =========



               WALDEN RESIDENTIAL PROPERTIES, INC. 401(k) PLAN
               (FORMERLY WDN MANAGEMENT COMPANY 401(k) PLAN)

            STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                         YEAR ENDED SEPTEMBER 30, 1997

                      Supplemental Information by Fund

                            ------------------------------------------------------------------------------------------------
          				                                                 High Yield
                            Money   Capital                    Corporate Total 	               Walden   Participant Total
                            Market  Appreciation Convertible Value Bond  Return    	Government Stock      Loans     Plan
                            ------------------------------------------------------------------------------------------------

Ivestment income:

Net appreciation in fair
  value of investments	     $    -- $  89,019  $ 3,021$37,627   $ 1,587  $ 6,694    $    357  $  14,388	  $    --  	$152,693
Dividend income	                548     3,213    2,149 14,943     2,659    1,655 	     3,296      8,791	       --  	  37,254
                            ------- --------- -------- ------ ---------  -------    --------  ---------   -------   --------
                               	548    92,232    5,170 52,570     4,246    8,349  	    3,653     23,179        --    189,947

Employer contributions	          --    44,274 	  2,880 30,367   	 5,848    5,177      10,157  	  25,293	       --  	 123,996
Employee contributions 	     24,967   157,675   11,805 95,233    18,836   14,782	     34,573     58,670 	      --  	 416,541
                            ------- --------- -------- ------- ---------  -------    --------  ---------  -------   --------
   Total additions	          25,515   294,181  19,855 178,170 	  28,308 	 28,930	     48,383    107,142   	    --  	 730,484

Insurance premium payments  (12,278)       --       --     --	       --       --  	       --  	      --  	     --    (12,278)
Benefits paid to participants(1,032) 	(32,002) (5,625)(20,932)   (5,367)  (5,144) 	   (4,903)	   (8,704)   	   --  	 (83,709)
Administrative expenses	         --       (17)      --    (14)       (1)      --  	       (4)       (14)       --  	     (50)
                            ------- --------- -------- ------- --------- ---------  --------- ---------  --------   --------
   Total deductions	        (13,310)  (32,019)	(5,625)(20,946)    (5,368) (5,144)     (4,907)    (8,718)      --     (96,037)

Loans to participants	         (900)   (8,638)     --  (7,420)      (230)      --  	  (1,862)        --   19,050 	        --
Employee loan payments	          --       431      --     301         24       --  	      67        226   (1,049)     	   --

Transfers from (to) other
  funds	                   (222,019)   96,156   8,800   62,253     12,448    9,267    15,732     17,363       --          --
                           -------- --------- ------- -------- ---------- ---------  ------- ---------- ---------   --------
   Net increase (decrease)	(210,714)  350,111  23,030  212,358     35,804  	 32,431   57,413    116,013    18,001    634,447

NET ASSETS
  AVAILABLE FOR
  BENEFITS:
    BEGINNING OF YEAR	      237,657 	 170,117  13,555    95,315    11,037	   23,524   26,684     66,607     1,100    645,596
                           -------- --------- ------- ---------  --------   -------- --------- ---------- -------  ---------

    END OF YEAR          $   26,943 $ 520,228 $36,585 $ 307,673   $46,841	$  55,955  $84,097 $  182,620 $  19,101 $1,280,043
                          ========= ========= ========= ========= ======== ========= ======= ========== ========= ==========
